                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2001
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                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
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                            (COMMISSION FILE NUMBER)


                DELAWARE                                      13-0853260
   -----------------------------------                  ----------------------
      (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
            OF INCORPORATION)                           IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                                  07020
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          (ADDRESS OF PRINCIPAL                               (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                               -------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  Other Events.

         As of December 14, 2001, Thomas C. Shull, Meridian Ventures, LLC, a Nevada limited liability company controlled by Mr. Shull, and the Company entered into a Services Agreement (the "Services Agreement"), which replaces a previous Services Agreement dated as of August 1, 2002.


ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibit 10.1 Services Agreement dated as of December 14, 2001 by and among (i) Meridian Ventures, LLC, a Nevada limited liability company controlled by Thomas C. Shull, and Thomas C. Shull, jointly and severally; and (ii) Hanover Direct, Inc.
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ----------------------------------------
                                                     (Registrant)

December 14, 2001                       By:  /s/ Brian C. Harriss
                                        ----------------------------------------
                                        Name:  Brian C. Harriss
                                        Title: Executive Vice President and
                                               Chief Financial Officer